UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020 (June 10, 2020)

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.07	Submission of Matters to a Vote of Security Holders

Item 9.01	Financial Statements and Exhibits

Signature

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Golden Minerals Company (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Meeting”) on June 10, 2020 via live audio webcast on the Internet.  At the Meeting, the Company’s stockholders approved a proposal to increase the Company’s authorized common stock from 200,000,000 to 300,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation.  On June 11, 2020, the Company filed with the Secretary of State of the State of Delaware a Third Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company increasing its authorized common stock from 200,000,000 to 300,000,000 shares.

A copy of the Third Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

Of the 127,858,935 shares of common stock outstanding and which are entitled to vote as of the record date, 93,467,202 shares (73.10%) were present or represented by proxy at the Meeting.  The Company’s stockholders (1) approved the election of Jeffrey G. Clevenger, Warren M. Rehn, W. Durand Eppler, Kevin R. Morano, Terry M. Palmer, Andrew N. Pullar and David H. Watkins as directors of the Company to hold office until the 2021 annual meeting of stockholders or until their successors are elected, (2) ratified the appointment of Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and (3) approved an increase in the Company’s authorized common stock from 200,000,000 to 300,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation. The votes on the proposals were cast as set forth below:

1.	Election of seven (7) directors to hold office until the 2021 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	65,811,982	2,240,716	25,414,504
Warren M. Rehn	67,437,392	615,306	25,414,504
W. Durand Eppler	66,273,347	1,779,351	25,414,504
Kevin R. Morano	67,355,697	697,001	25,414,504
Terry M. Palmer	67,380,699	671,999	25,414,504
Andrew N. Pullar	67,535,321	517,377	25,414,504
David H. Watkins	67,419,724	632,974	25,414,504

2.	Ratification of the selection of Plante & Moran, PLLC to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions
92,130,576	352,308	984,317

3.	Approval of an increase in the Company’s authorized common stock from 200,000,000 to 300,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation.

Votes For	Votes Against	Abstentions
86,103,762	5,990,871	1,372,569

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Third Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020

Golden Minerals Company

By:	/s/ Robert P. Vogels
Name: Robert P. Vogels
Title: Senior Vice President and Chief Financial Officer